UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 7, 2013

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 7, 2013, BPZ Resources, Inc. (“the Company”) held its 2013 Annual Meeting of Shareholders. The following table presents the final voting results for the items that were presented for shareholder approval:

Director	Votes For	Votes Withheld
Manuel Pablo Zúñiga-Pflücker	64,473,230	883,735
John J. Lendrum, III	64,093,923	1,263,042
Stephen R. Brand	63,655,412	1,701,553

Proposal No. 2	Votes For	Votes Against	Abstentions	Broker Non-votes
Ratify the appointment of BDO USA, LLP as the Company’s independent public accountants	97,781,654	621,847	518,287	-

In summary, the results of the votes were:

(i)     All three nominated directors were elected to serve for respective terms of 3 years; and

(ii)      The appointment of BDO USA, LLP as the independent auditors for 2013 was ratified.

For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 11, 2013.

Item 7.01.     Regulation FD Disclosure.

On June 7, 2013, Manolo Zúñiga, President and Chief Executive Officer, Richard Spies, Chief Operating Officer, and Richard Menniti, Chief Financial Officer, of the Company, made a presentation at the 2013 Annual Meeting of Shareholders in Houston. A copy of the presentation materials is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Presentation at its 2013 Annual Meeting of Shareholders in Houston, dated June 7, 2013, and furnished with this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: June 10, 2013	By:	/s/ Richard S. Menniti
	Name:	Richard S. Menniti
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Presentation at its 2013 Annual Meeting of Shareholders in Houston, dated June 7, 2013, and furnished with this report.